AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT

      This Amendment No. 1 (this "Amendment") to the Stock Purchase Agreement dated as of December 29, 2004 (the "Purchase Agreement") among Franklin Capital Corporation, a Delaware corporation (currently, Patient Safety Technologies, Inc.) (the "Purchaser"), and the shareholders of Digicorp, a Utah corporation (the "Company"), set forth in Section A of the signature page thereto (the "Principal Shareholders"), and the shareholders of the Company set forth in Section B of the signature page thereto (the "Other Shareholders"), is dated December 28, 2005.

                                   WITNESSETH:

      WHEREAS, on or about December 30, 2004, the Purchaser, the Principal Shareholders and the Other Shareholders entered into the Purchase Agreement, a copy of which is attached hereto as Exhibit A;

      WHEREAS, simultaneously with the execution of this Amendment, the parties are entering into an Assignment Agreement (the "Assignment"), whereby the Purchaser is assigning part of its obligations pursuant to the Purchase Agreement, as amended by this Amendment, to Alan Morelli ("Morelli"); and

      WHEREAS, the parties now desire to amend the Purchase Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Purchase Agreement is hereby amended as follows:

      1. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

      2. Section 1.1 of the Purchase Agreement is hereby amended to be and read as follows:

                  "1.1 Sale and Purchase of Shares.

                  Upon the terms and subject to the conditions contained herein, on the Closing Date each Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase from each Seller, the Shares of such Seller set forth opposite such Seller's name in the column entitled "Shares Sold on Signing of Agreement" on Schedule A hereto. Each Seller with Shares set forth opposite such Seller's name in the column entitled "Shares To Be Registered" further agrees to sell the Shares in such column upon effectiveness of the Registration Statement (as hereafter defined) (the "Registration Date"). The purchase and sale of the Shares pursuant to this Agreement shall be effective as of the close of business on December 29, 2004 (the "Effective Time"), except for the Registrable Shares, which shall be sold effective as of the Registration Date."

      3. Section 2.1 of the Purchase Agreement is hereby amended to be and read as follows:

                  "2.1 Amount of Purchase Price.

                  The purchase  price for the Shares shall be an amount equal to
      (a) $0.135 per share for all Sellers selling 80% of their Total Shares, in the amounts set forth on Schedule A(1) hereto, and (b) $0.145 per share for all Sellers selling 100% of their Total Shares, in the amounts set forth on Schedule A(2) hereto (the "Purchase Price"). The purchase price for the Registrable Shares shall be $0.135 per share if the Registration Date is within six months from the date hereof and shall be $0.145 if the Registration Date is after six months from the date hereof."

      4. The closing and the sale and purchase of the Registrable Shares provided for in Section 1.1 shall take place at the offices of Sichenzia Ross Friedman Ference LLP located at 1065 Avenue of the Americas, New York, New York 10018 (or at such other place as the parties may designate in writing) as of the Registration Date.

      5. Section 3.2(a) of the Purchase Agreement, which is set forth below in its entirety, is hereby deleted.

            "(a) At the election of the Sellers or the Purchaser on or after December 31, 2004, if the Closing shall not have occurred by the close of business on such date, provided that the terminating party is not in default of any of its obligations hereunder;"

      6. The parties hereto hereby acknowledge that the Registrable Shares may not be purchased and sold until the sale of such Registrable Shares is registered pursuant to an effective Registration Statement. Accordingly, solely as applicable to the Registrable Shares, the parties hereto hereby waive Section 3.2(c) of the Purchase Agreement.

      7. Section 6.7(b) of the Purchase Agreement, which is set forth below in its entirety, is hereby deleted.

                  "(b) If, and to the extent, such Registration Statement is not declared effective by the SEC within one year from the Effective Date, the Purchaser shall cause the Company to redeem the Registrable Shares at a rate of $0.145 per share."

      8. As consideration (the "Consideration") for entering into this Amendment, upon deposit of the Registrable Shares into escrow in accordance with the Escrow Agreement attached hereto as Exhibit C: (a) Morelli shall deliver one hundred forty-five thousand dollars and three cents ($145,000.03) to the holders of Registrable Shares set forth on the signature page hereto (the "Registrable Shareholders"); and (b) the Purchaser shall deliver thirty-two thousand four hundred eighty dollars and three cents ($32,480.03) to the Registrable Shareholders. The Consideration shall constitute a loan to the Registrable Shareholders which shall not be repayable until such time that the Registrable Shares are delivered to Morelli and the Purchaser as contemplated pursuant to the terms of the Assigment. The Consideration shall be paid by Morelli and the Purchaser in accordance with Schedule I hereto.

      9. Upon Execution of this Amendment: (a) the Registrable Shareholders shall deliver to Morelli and the Purchaser promissory notes, in the form attached hereto as Exhibit B (the "Notes"), in accordance with Schedule I; and
(b) the Registrable Shareholders shall deposit the Registrable Shares into escrow in accordance with the Escrow Agreement attached hereto as Exhibit C. On the Registration Date, the Consideration shall be applied against payment of the purchase price for the Registrable Shares, at which time the Notes shall be cancelled and the Registrable Shares shall be delivered to Morelli and the Purchaser.

      10. The Company hereby agrees that if it does not register the resale of the Registrable Shares as required pursuant to Section 4 of the Assignment on or before June 30, 2005, then the Company shall redeem the Registrable Shares from the Registrable Shareholders at a price of $0.145 per share (the "Redemption Price") and the Company shall thereupon sell an aggregate of 1,224,000 shares of the Company's common stock at a price of $0.145 per share (the "Redemption Share Purchase Price") to Morelli and the Purchaser in accordance with the Allocation of Registrable Shares described in Schedule I. Upon such redemption and sale, the Consideration described in Section 8 hereof shall constitute the Redemption Price paid by the Company to the Registrable Shareholders and also the Redemption Share Purchase Price paid by Morelli and the Purchaser to the Company, and the Notes shall automatically be cancelled.

      11. (a) This Amendment shall be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

      (b) Except as amended hereby, the terms and provisions of the Purchase Agreement shall remain in full force and effect, and the Purchase Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Purchase Agreement to the "Agreement," "hereinafter," "herein," "hereinafter," "hereunder," "hereof," or words of like import shall mean and be a reference to the Purchase Agreement as amended by this Amendment.

      (c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Purchase Agreement as of the date first stated above.

                                        PURCHASER:

                                        PATIENT SAFETY TECHNOLOGIES, INC.
                                        (FORMERLY, FRANKLIN CAPITAL CORPORATION)


                                        By: /s/ Milton "Todd" Ault III
                                            ------------------------------------
                                            Milton "Todd" Ault III
                                            Chairman and Chief Executive Officer


                                        HOLDERS OF REGISTRABLE SHARES:


                                        /s/ Don J. Colton
                                        ----------------------------------------
                                        Don J. Colton
                                        Registrable Shares Owned: 304,500


                                        /s/ Gregg B. Colton
                                        ----------------------------------------
                                        Gregg B. Colton
                                        Registrable Shares Owned: 328,550


                                        VERNAL WESTERN DRILLING


                                        By: /s/ Gregg B. Colton
                                            ------------------------------------
                                            Name:  Gregg B. Colton
                                            Title: President
                                            Registrable Shares Owned: 500,000


                                        /s/ Norman Sammis
                                        ----------------------------------------
                                        Norman Sammis
                                        Registrable Shares Owned: 18,200


                                        /s/ Glenn W. Stewart
                                        ----------------------------------------
                                        Glenn W. Stewart
                                        Registrable Shares Owned: 18,200


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                        /s/ Andrew Buffmire
                                        ----------------------------------------
                                        Andrew Buffmire
                                        Registrable Shares Owned: 54,550


                                        ACKNOWLEDGED AND AGREED:


                                        /s/ Alan Morelli
                                        ----------------------------------------
                                        Alan Morelli


                                        DIGICORP


                                        By: /s/ William B. Horne
                                            ------------------------------------
                                            Name:  William B. Horne
                                            Title: Chief Executive Officer

                                   Schedule I
                      Allocation of Consideration and Notes


Alan Morelli:

Holder of                          Number of                 Consideration
Registrable                        Registrable               and Notes
Shares                             Shares                    to be Delivered
-----------                        -----------               ---------------

Don J. Colton                          248,775               $     36,072.38
Vernal Western Drilling                408,497               $     59,232.07
Gregg B. Colton                        268,423               $     38,921.34
Norman Sammis                           14,869               $      2,156.01
Glenn W. Stewart                        14,869               $      2,156.01
Andrew Buffmire                         44,567               $      6,462.22
                                   -----------               ---------------

Total                                1,000,000               $    145,000.03
                                   ===========               ===============


Patient Safety Technologies, Inc.:

Holder of                          Number of                 Consideration
Registrable                        Registrable               and Notes
Shares                             Shares                    to be Delivered
-----------                        -----------               ---------------

Don J. Colton                           55,725               $      8,080.13
Vernal Western Drilling                 91,503               $     13,267.94
Gregg B. Colton                         60,127               $      8,718.42
Norman Sammis                            3,331               $        483.00
Glenn W. Stewart                         3,331               $        483.00
Andrew Buffmire                          9,983               $      1,447.54
                                   -----------               ---------------

Total                                  224,000               $     32,480.03
                                   ===========               ===============

                                    Exhibit A
                            Stock Purchase Agreement

                                    Exhibit B
                             Form of Promissory Note

$____________                                                    [CITY], [STATE]
                                                                __________, 2005


            FOR   VALUE    RECEIVED,    ____________________    (the   "Maker"),
[individually/a __________ corporation] with [his/its] principal [residence/office] located at ________________________________________, hereby promises to pay [Alan Morelli/Patient Safety Technologies, Inc.] (the "Payee"), [an individual/a Delaware corporation] with an address at ________________________________________, the principal sum of
_________________________ dollars and __________ cents ($____________) in lawful money of the United States on the Registration Date (as defined in that certain Stock Purchase Agreement dated as of December 29, 2004 by and among Franklin Capital Corporation (currently, Patient Safety Technologies, Inc.) and the Sellers identified on the signature page thereto) (the "Maturity Date"). No interest shall accrue on the principal amount of this Note.

            Upon redemption of the Registrable Shares (defined in that certain Stock Purchase Agreement dated as of December 29, 2004 (the "Purchase Agreement") among Franklin Capital Corporation, a Delaware corporation
(currently, Patient Safety Technologies, Inc.), and the shareholders of Digicorp, a Utah corporation (the "Company"), set forth in Section A of the signature page thereto, and the shareholders of the Company set forth in Section B of the signature page thereto) pursuant to Amendment No. 1 to the Purchase Agreement, this Note shall be automatically cancelled and all obligations hereunder shall be deemed null and void.

            This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged. The Maker hereby authorizes the Payee to complete this Note and any particulars relating thereto according to the terms of the indebtedness evidenced hereby.

            In the  event of any  litigation  with  respect  to the  obligations evidenced by this Note, the Maker waives the right to a trial by jury and all rights of set-off and rights to interpose permissive counterclaims and cross-claims. This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, [his/its] successors, endorsees, assigns, heirs, administrators and executors.

            The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts located in the County of Los Angeles, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                                              [__________________________]


                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________


ATTEST:


___________________________

                                    Exhibit C
                                Escrow Agreement